EXHIBIT 99.1
                                 ------------

               Computational Materials filed on August 4, 2005.

 Forward Curve

                                  Forward + 100     Forward+200
------------------------------------------------------------------------------
   Date       LIBOR_1MO Vector    LIBOR_1MO Vector  LIBOR_1MO Vector
     9/25/2005            3.6303              4.6303            5.6303
    10/25/2005           3.83839             4.83839           5.83839
    11/25/2005           4.00553             5.00553           6.00553
    12/25/2005           4.08356             5.08356           6.08356
     1/25/2006           4.33311             5.33311           6.33311
     2/25/2006           4.19678             5.19678           6.19678
     3/25/2006           4.26196             5.26196           6.26196
     4/25/2006           4.34186             5.34186           6.34186
     5/25/2006           4.39827             5.39827           6.39827
     6/25/2006           4.41388             5.41388           6.41388
     7/25/2006           4.42492             5.42492           6.42492
     8/25/2006           4.44178             5.44178           6.44178
     9/25/2006           4.45984             5.45984           6.45984
    10/25/2006           4.47734             5.47734           6.47734
    11/25/2006           4.49276             5.49276           6.49276
    12/25/2006           4.49963             5.49963           6.49963
     1/25/2007           4.55514             5.55514           6.55514
     2/25/2007           4.51068             5.51068           6.51068
     3/25/2007           4.51661             5.51661           6.51661
     4/25/2007           4.52485             5.52485           6.52485
     5/25/2007           4.53133             5.53133           6.53133
     6/25/2007           4.53737             5.53737           6.53737
     7/25/2007           4.54142             5.54142           6.54142
     8/25/2007           4.54693             5.54693           6.54693
     9/25/2007           4.54965             5.54965           6.54965
    10/25/2007           4.55091             5.55091           6.55091
    11/25/2007           4.55454             5.55454           6.55454
    12/25/2007           4.55786             5.55786           6.55786
     1/25/2008             4.561               5.561             6.561
     2/25/2008           4.56559             5.56559           6.56559
     3/25/2008           4.56826             5.56826           6.56826
     4/25/2008           4.57199             5.57199           6.57199
     5/25/2008           4.57623             5.57623           6.57623
     6/25/2008           4.58077             5.58077           6.58077
     7/25/2008            4.5849              5.5849            6.5849
     8/25/2008           4.59085             5.59085           6.59085
     9/25/2008           4.59383             5.59383           6.59383
    10/25/2008           4.59897             5.59897           6.59897
    11/25/2008           4.60455             5.60455           6.60455
    12/25/2008           4.60872             5.60872           6.60872



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


     1/25/2009           4.61441             5.61441           6.61441
     2/25/2009           4.61981             5.61981           6.61981
     3/25/2009           4.62419             5.62419           6.62419
     4/25/2009           4.63048             5.63048           6.63048
     5/25/2009           4.63707             5.63707           6.63707
     6/25/2009           4.64143             5.64143           6.64143
     7/25/2009           4.64771             5.64771           6.64771
     8/25/2009           4.65446             5.65446           6.65446
     9/25/2009           4.65981             5.65981           6.65981
    10/25/2009           4.66551             5.66551           6.66551
    11/25/2009           4.67156             5.67156           6.67156
    12/25/2009           4.67697             5.67697           6.67697
     1/25/2010           4.68373             5.68373           6.68373
     2/25/2010           4.68823             5.68823           6.68823
     3/25/2010           4.69314             5.69314           6.69314
     4/25/2010           4.69942             5.69942           6.69942
     5/25/2010           4.70501             5.70501           6.70501
     6/25/2010           4.71016             5.71016           6.71016
     7/25/2010           4.71548             5.71548           6.71548
     8/25/2010            4.7212              5.7212            6.7212
     9/25/2010           4.72681             5.72681           6.72681
    10/25/2010           4.73286             5.73286           6.73286
    11/25/2010            4.7375              5.7375            6.7375
    12/25/2010           4.74321             5.74321           6.74321
     1/25/2011           4.74953             5.74953           6.74953
     2/25/2011           4.75462             5.75462           6.75462
     3/25/2011           4.75936             5.75936           6.75936
     4/25/2011             4.767               5.767             6.767
     5/25/2011           4.77046             5.77046           6.77046
     6/25/2011           4.77714             5.77714           6.77714
     7/25/2011           4.78336             5.78336           6.78336
     8/25/2011           4.78812             5.78812           6.78812
     9/25/2011           4.79435             5.79435           6.79435
    10/25/2011           4.80014             5.80014           6.80014
    11/25/2011           4.80553             5.80553           6.80553
    12/25/2011           4.81116             5.81116           6.81116
     1/25/2012           4.81723             5.81723           6.81723
     2/25/2012           4.82309             5.82309           6.82309
     3/25/2012           4.82812             5.82812           6.82812
     4/25/2012           4.83447             5.83447           6.83447
     5/25/2012           4.83995             5.83995           6.83995
     6/25/2012           4.84695             5.84695           6.84695
     7/25/2012           4.85116             5.85116           6.85116
     8/25/2012           4.85782             5.85782           6.85782

     9/25/2012           4.86426             5.86426           6.86426
    10/25/2012           4.86919             5.86919           6.86919
    11/25/2012           4.87565             5.87565           6.87565
    12/25/2012           4.88163             5.88163           6.88163
     1/25/2013           4.88716             5.88716           6.88716
     2/25/2013           4.89419             5.89419           6.89419
     3/25/2013           4.89836             5.89836           6.89836
     4/25/2013           4.90412             5.90412           6.90412
     5/25/2013           4.91006             5.91006           6.91006
     6/25/2013           4.91661             5.91661           6.91661
     7/25/2013           4.92137             5.92137           6.92137
     8/25/2013           4.92776             5.92776           6.92776
     9/25/2013           4.93396             5.93396           6.93396
    10/25/2013           4.93968             5.93968           6.93968
    11/25/2013           4.94687             5.94687           6.94687
    12/25/2013           4.95108             5.95108           6.95108
     1/25/2014           4.95774             5.95774           6.95774
     2/25/2014           4.96403             5.96403           6.96403
     3/25/2014           4.96825             5.96825           6.96825
     4/25/2014           4.97427             5.97427           6.97427
     5/25/2014           4.97972             5.97972           6.97972
     6/25/2014           4.98552             5.98552           6.98552
     7/25/2014           4.99057             5.99057           6.99057
     8/25/2014           4.99756             5.99756           6.99756
     9/25/2014           5.00103             6.00103           7.00103
    10/25/2014           5.00698             6.00698           7.00698
    11/25/2014           5.01335             6.01335           7.01335
    12/25/2014           5.01794             6.01794           7.01794
     1/25/2015           5.02424             6.02424           7.02424
     2/25/2015           5.03008             6.03008           7.03008
     3/25/2015           5.03464             6.03464           7.03464
     4/25/2015           5.04136             6.04136           7.04136
     5/25/2015           5.04828             6.04828           7.04828
     6/25/2015           5.05248             6.05248           7.05248
     7/25/2015           5.05892             6.05892           7.05892
     8/25/2015           5.06611             6.06611           7.06611
     9/25/2015           5.07278             6.07278           7.07278
    10/25/2015           5.07961             6.07961           7.07961
    11/25/2015            5.0865              6.0865            7.0865
    12/25/2015           5.09225             6.09225           7.09225
     1/25/2016           5.09919             6.09919           7.09919
     2/25/2016           5.10309             6.10309           7.10309
     3/25/2016           5.10768             6.10768           7.10768
     4/25/2016           5.11361             6.11361           7.11361

     5/25/2016           5.11579             6.11579           7.11579
     6/25/2016           5.12033             6.12033           7.12033
     7/25/2016           5.12395             6.12395           7.12395
     8/25/2016           5.12606             6.12606           7.12606
     9/25/2016           5.13139             6.13139           7.13139
    10/25/2016           5.13613             6.13613           7.13613
    11/25/2016           5.14029             6.14029           7.14029
    12/25/2016           5.14459             6.14459           7.14459
     1/25/2017           5.14919             6.14919           7.14919
     2/25/2017           5.15334             6.15334           7.15334
     3/25/2017           5.15605             6.15605           7.15605
     4/25/2017           5.16126             6.16126           7.16126
     5/25/2017           5.16381             6.16381           7.16381
     6/25/2017             5.168               6.168             7.168
     7/25/2017           5.17143             6.17143           7.17143
     8/25/2017           5.17469             6.17469           7.17469
     9/25/2017           5.18087             6.18087           7.18087
    10/25/2017           5.18368             6.18368           7.18368
    11/25/2017            5.1894              6.1894            7.1894
    12/25/2017           5.19395             6.19395           7.19395
     1/25/2018           5.19519             6.19519           7.19519
     2/25/2018           5.19971             6.19971           7.19971
     3/25/2018           5.20132             6.20132           7.20132
     4/25/2018           5.20483             6.20483           7.20483
     5/25/2018           5.20655             6.20655           7.20655
     6/25/2018           5.20946             6.20946           7.20946
     7/25/2018           5.20893             6.20893           7.20893
     8/25/2018           5.21151             6.21151           7.21151
     9/25/2018           5.21552             6.21552           7.21552
    10/25/2018            5.2178              6.2178            7.2178
    11/25/2018           5.22147             6.22147           7.22147
    12/25/2018           5.22404             6.22404           7.22404
     1/25/2019           5.22574             6.22574           7.22574
     2/25/2019           5.22855             6.22855           7.22855
     3/25/2019           5.22784             6.22784           7.22784
     4/25/2019           5.22892             6.22892           7.22892
     5/25/2019           5.22962             6.22962           7.22962
     6/25/2019           5.23027             6.23027           7.23027
     7/25/2019           5.22859             6.22859           7.22859
     8/25/2019           5.22891             6.22891           7.22891
     9/25/2019           5.23042             6.23042           7.23042
    10/25/2019           5.23146             6.23146           7.23146
    11/25/2019           5.23371             6.23371           7.23371
    12/25/2019           5.23254             6.23254           7.23254

     1/25/2020           5.23405             6.23405           7.23405
     2/25/2020           5.23448             6.23448           7.23448
     3/25/2020           5.23268             6.23268           7.23268
     4/25/2020           5.23321             6.23321           7.23321
     5/25/2020           5.23295             6.23295           7.23295
     6/25/2020           5.22974             6.22974           7.22974
     7/25/2020           5.22893             6.22893           7.22893
     8/25/2020           5.22815             6.22815           7.22815
     9/25/2020           5.22734             6.22734           7.22734
    10/25/2020           5.22741             6.22741           7.22741
    11/25/2020           5.22781             6.22781           7.22781
    12/25/2020            5.2274              6.2274            7.2274
     1/25/2021           5.22846             6.22846           7.22846
     2/25/2021           5.22682             6.22682           7.22682
     3/25/2021           5.22628             6.22628           7.22628
     4/25/2021           5.22721             6.22721           7.22721
     5/25/2021           5.22694             6.22694           7.22694
     6/25/2021           5.22625             6.22625           7.22625
     7/25/2021            5.2259              6.2259            7.2259
     8/25/2021           5.22588             6.22588           7.22588
     9/25/2021           5.22542             6.22542           7.22542
    10/25/2021           5.22528             6.22528           7.22528
    11/25/2021           5.22359             6.22359           7.22359
    12/25/2021            5.2234              6.2234            7.2234
     1/25/2022            5.2235              6.2235            7.2235
     2/25/2022           5.22204             6.22204           7.22204
     3/25/2022           5.22058             6.22058           7.22058
     4/25/2022           5.22169             6.22169           7.22169
     5/25/2022           5.21897             6.21897           7.21897
     6/25/2022           5.21925             6.21925           7.21925
     7/25/2022           5.21868             6.21868           7.21868
     8/25/2022           5.21657             6.21657           7.21657
     9/25/2022           5.21632             6.21632           7.21632
    10/25/2022           5.21524             6.21524           7.21524
    11/25/2022           5.21374             6.21374           7.21374
    12/25/2022            5.2126              6.2126            7.2126
     1/25/2023           5.21177             6.21177           7.21177
     2/25/2023           5.21049             6.21049           7.21049
     3/25/2023            5.2081              6.2081            7.2081
     4/25/2023           5.20828             6.20828           7.20828
     5/25/2023           5.20575             6.20575           7.20575
     6/25/2023           5.20508             6.20508           7.20508
     7/25/2023           5.20356             6.20356           7.20356
     8/25/2023           5.20165             6.20165           7.20165

     9/25/2023           5.20113             6.20113           7.20113
    10/25/2023           5.19762             6.19762           7.19762
    11/25/2023           5.19747             6.19747           7.19747
    12/25/2023           5.19599             6.19599           7.19599
     1/25/2024             5.192               6.192             7.192
     2/25/2024           5.19176             6.19176           7.19176
     3/25/2024           5.18985             6.18985           7.18985
     4/25/2024           5.18722             6.18722           7.18722
     5/25/2024           5.18569             6.18569           7.18569
     6/25/2024           5.18439             6.18439           7.18439
     7/25/2024           5.18121             6.18121           7.18121
     8/25/2024           5.17988             6.17988           7.17988
     9/25/2024           5.17769             6.17769           7.17769
    10/25/2024           5.17512             6.17512           7.17512
    11/25/2024            5.1739              6.1739            7.1739
    12/25/2024           5.16975             6.16975           7.16975
     1/25/2025           5.16859             6.16859           7.16859
     2/25/2025           5.16649             6.16649           7.16649
     3/25/2025           5.16261             6.16261           7.16261
     4/25/2025           5.16098             6.16098           7.16098
     5/25/2025           5.15849             6.15849           7.15849
     6/25/2025           5.15628             6.15628           7.15628
     7/25/2025           5.15328             6.15328           7.15328
     8/25/2025           5.15199             6.15199           7.15199
     9/25/2025           5.14721             6.14721           7.14721
    10/25/2025           5.14558             6.14558           7.14558
    11/25/2025           5.14382             6.14382           7.14382
    12/25/2025           5.14031             6.14031           7.14031
     1/25/2026            5.1387              6.1387            7.1387
     2/25/2026           5.13631             6.13631           7.13631
     3/25/2026           5.13297             6.13297           7.13297
     4/25/2026           5.13186             6.13186           7.13186
     5/25/2026           5.13023             6.13023           7.13023
     6/25/2026           5.12619             6.12619           7.12619
     7/25/2026           5.12485             6.12485           7.12485
     8/25/2026            5.1234              6.1234            7.1234
     9/25/2026           5.12052             6.12052           7.12052
    10/25/2026           5.11848             6.11848           7.11848
    11/25/2026            5.1168              6.1168            7.1168
    12/25/2026           5.11442             6.11442           7.11442
     1/25/2027           5.11347             6.11347           7.11347
     2/25/2027           5.11005             6.11005           7.11005
     3/25/2027            5.1079              6.1079            7.1079
     4/25/2027           5.10718             6.10718           7.10718

     5/25/2027            5.1053              6.1053            7.1053
     6/25/2027           5.10314             6.10314           7.10314
     7/25/2027           5.10139             6.10139           7.10139
     8/25/2027           5.10001             6.10001           7.10001
     9/25/2027           5.09828             6.09828           7.09828
    10/25/2027           5.09691             6.09691           7.09691
    11/25/2027            5.0942              6.0942            7.0942
    12/25/2027           5.09301             6.09301           7.09301
     1/25/2028           5.09213             6.09213           7.09213
     2/25/2028           5.08985             6.08985           7.08985
     3/25/2028           5.08804             6.08804           7.08804
     4/25/2028           5.08765             6.08765           7.08765
     5/25/2028           5.08514             6.08514           7.08514
     6/25/2028           5.08449             6.08449           7.08449
     7/25/2028            5.0831              6.0831            7.0831
     8/25/2028           5.08141             6.08141           7.08141
     9/25/2028           5.08114             6.08114           7.08114
    10/25/2028           5.07809             6.07809           7.07809
    11/25/2028           5.07798             6.07798           7.07798
    12/25/2028           5.07778             6.07778           7.07778
     1/25/2029           5.07412             6.07412           7.07412
     2/25/2029           5.07448             6.07448           7.07448
     3/25/2029           5.07235             6.07235           7.07235
     4/25/2029            5.0724              6.0724            7.0724
     5/25/2029           5.07101             6.07101           7.07101
     6/25/2029           5.07106             6.07106           7.07106
     7/25/2029           5.06832             6.06832           7.06832
     8/25/2029            5.0685              6.0685            7.0685
     9/25/2029           5.06793             6.06793           7.06793
    10/25/2029           5.06601             6.06601           7.06601
    11/25/2029           5.06592             6.06592           7.06592
    12/25/2029           5.06512             6.06512           7.06512
     1/25/2030           5.06401             6.06401           7.06401
     2/25/2030           5.06433             6.06433           7.06433
     3/25/2030           5.06187             6.06187           7.06187
     4/25/2030           5.06162             6.06162           7.06162
     5/25/2030           5.06138             6.06138           7.06138
     6/25/2030           5.06149             6.06149           7.06149
     7/25/2030           5.05988             6.05988           7.05988
     8/25/2030           5.05985             6.05985           7.05985
     9/25/2030           5.05809             6.05809           7.05809
    10/25/2030           5.05592             6.05592           7.05592
    11/25/2030           5.05514             6.05514           7.05514
    12/25/2030           5.05161             6.05161           7.05161

     1/25/2031             5.051               6.051             7.051
     2/25/2031            5.0496              6.0496            7.0496
     3/25/2031           5.04654             6.04654           7.04654
     4/25/2031           5.04568             6.04568           7.04568
     5/25/2031           5.04409             6.04409           7.04409
     6/25/2031           5.04286             6.04286           7.04286
     7/25/2031           5.04095             6.04095           7.04095
     8/25/2031           5.04075             6.04075           7.04075
     9/25/2031           5.03711             6.03711           7.03711
    10/25/2031           5.03642             6.03642           7.03642
    11/25/2031           5.03566             6.03566           7.03566
    12/25/2031           5.03319             6.03319           7.03319
     1/25/2032           5.03253             6.03253           7.03253
     2/25/2032           5.03115             6.03115           7.03115
     3/25/2032           5.02914             6.02914           7.02914
     4/25/2032           5.02857             6.02857           7.02857
     5/25/2032           5.02727             6.02727           7.02727
     6/25/2032           5.02568             6.02568           7.02568
     7/25/2032           5.02449             6.02449           7.02449
     8/25/2032           5.02366             6.02366           7.02366
     9/25/2032           5.02248             6.02248           7.02248
    10/25/2032           5.02167             6.02167           7.02167
    11/25/2032           5.01952             6.01952           7.01952
    12/25/2032           5.01884             6.01884           7.01884
     1/25/2033           5.01848             6.01848           7.01848
     2/25/2033           5.01676             6.01676           7.01676
     3/25/2033           5.01513             6.01513           7.01513
     4/25/2033           5.01592             6.01592           7.01592
     5/25/2033           5.01325             6.01325           7.01325
     6/25/2033           5.01343             6.01343           7.01343
     7/25/2033           5.01288             6.01288           7.01288
     8/25/2033           5.01099             6.01099           7.01099
     9/25/2033           5.01089             6.01089           7.01089
    10/25/2033            5.0101              6.0101            7.0101
    11/25/2033             5.009               6.009             7.009
    12/25/2033           5.00829             6.00829           7.00829
     1/25/2034           5.00794             6.00794           7.00794
     2/25/2034           5.00726             6.00726           7.00726
     3/25/2034            5.0056              6.0056            7.0056
     4/25/2034           5.00639             6.00639           7.00639
     5/25/2034           5.00477             6.00477           7.00477
     6/25/2034           5.00492             6.00492           7.00492
     7/25/2034           5.00439             6.00439           7.00439
     8/25/2034           5.00355             6.00355           7.00355

     9/25/2034           5.00411             6.00411           7.00411
    10/25/2034           5.00194             6.00194           7.00194
    11/25/2034           5.00258             6.00258           7.00258
    12/25/2034           5.00322             6.00322           7.00322
     1/25/2035           5.00044             6.00044           7.00044
     2/25/2035           5.00153             6.00153           7.00153
     3/25/2035            5.0002              6.0002            7.0002
     4/25/2035           5.00099             6.00099           7.00099
     5/25/2035            5.0004              6.0004            7.0004
     6/25/2035           5.00123             6.00123           7.00123
     7/25/2035           4.99932             5.99932           6.99932
     8/25/2035           5.00009             6.00009           7.00009
     9/25/2035           4.99956             5.99956           6.99956
------------------------------------------------------------------------------

RAST-05-A10  - DM Run- 2A1
Assumptions: Run to Maturity, price to par

Balance             $298,375,000.00     Delay          0
Coupon              3.9638              Dated          8/25/2005
Settle              8/30/2005           First Payment  9/25/2005

                    -------------------------------------------
                       12 CPR         16 CPR         20 CPR
     Forward Libor             48            49             50  DM
       Libor + 100             21            37             50  DM
       Libor + 200            -10            23             50  DM

               WAL           5.77          4.21           3.18
  Principal Window  Sep05 - Jun35 Sep05 - Jun35  Sep05 - Jun35
                    -------------------------------------------




No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

RAST-05-A10 - 2A1 Breakeven CDR Run
Assumptions:
* Priced at Par / 100% Advancing/ 100 PPC
* 12 month Lag
* Price to Maturity / Failing Trigger

--------------------------------------------------------------------
1.40 Loss Severity / Forward Libor
====================================================================
                 CDR% at First Dollar Loss                     2.74
                                       WAL                     3.34
                                  Cum Loss    46,401,847.57 (4.42%)
--------------------------------------------------------------------


--------------------------------------------------------------------
2.70 Loss Severity / Forward Libor
====================================================================
                 CDR% at First Dollar Loss                     1.50
                                       WAL                     3.48
                                  Cum Loss    46,369,852.96 (4.42%)
--------------------------------------------------------------------


--------------------------------------------------------------------
3.40 Loss Severity / Forward Libor + 200
====================================================================
                 CDR% at First Dollar Loss                     2.74
                                       WAL                     3.34
                                  Cum Loss    46,401,847.57 (4.42%)
--------------------------------------------------------------------


--------------------------------------------------------------------
4.70 Loss Severity / Forward Libor + 200
====================================================================
                 CDR% at First Dollar Loss                     1.50
                                       WAL                     3.48
                                  Cum Loss    46,369,852.96 (4.42%)
--------------------------------------------------------------------






No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

Forward Curve

                                   Forward + 50       Forward + 100      Forward + 150      Forward+200
     ----------------------------------------------------------------------------------------------------------
     Date       LIBOR_1MO Vector   LIBOR_1MO Vector   LIBOR_1MO Vector   LIBOR_1MO Vector   LIBOR_1MO Vector
       9/25/2005            3.63030            4.13030            4.63030            5.13030           5.63030
      10/25/2005            3.83839            4.33839            4.83839            5.33839           5.83839
      11/25/2005            4.00553            4.50553            5.00553            5.50553           6.00553
      12/25/2005            4.08356            4.58356            5.08356            5.58356           6.08356
       1/25/2006            4.33311            4.83311            5.33311            5.83311           6.33311
       2/25/2006            4.19678            4.69678            5.19678            5.69678           6.19678
       3/25/2006            4.26196            4.76196            5.26196            5.76196           6.26196
       4/25/2006            4.34186            4.84186            5.34186            5.84186           6.34186
       5/25/2006            4.39827            4.89827            5.39827            5.89827           6.39827
       6/25/2006            4.41388            4.91388            5.41388            5.91388           6.41388
       7/25/2006            4.42492            4.92492            5.42492            5.92492           6.42492
       8/25/2006            4.44178            4.94178            5.44178            5.94178           6.44178
       9/25/2006            4.45984            4.95984            5.45984            5.95984           6.45984
      10/25/2006            4.47734            4.97734            5.47734            5.97734           6.47734
      11/25/2006            4.49276            4.99276            5.49276            5.99276           6.49276
      12/25/2006            4.49963            4.99963            5.49963            5.99963           6.49963
       1/25/2007            4.55514            5.05514            5.55514            6.05514           6.55514
       2/25/2007            4.51068            5.01068            5.51068            6.01068           6.51068
       3/25/2007            4.51661            5.01661            5.51661            6.01661           6.51661
       4/25/2007            4.52485            5.02485            5.52485            6.02485           6.52485
       5/25/2007            4.53133            5.03133            5.53133            6.03133           6.53133
       6/25/2007            4.53737            5.03737            5.53737            6.03737           6.53737
       7/25/2007            4.54142            5.04142            5.54142            6.04142           6.54142
       8/25/2007            4.54693            5.04693            5.54693            6.04693           6.54693
       9/25/2007            4.54965            5.04965            5.54965            6.04965           6.54965
      10/25/2007            4.55091            5.05091            5.55091            6.05091           6.55091
      11/25/2007            4.55454            5.05454            5.55454            6.05454           6.55454
      12/25/2007            4.55786            5.05786            5.55786            6.05786           6.55786
       1/25/2008            4.56100            5.06100            5.56100            6.06100           6.56100
       2/25/2008            4.56559            5.06559            5.56559            6.06559           6.56559
       3/25/2008            4.56826            5.06826            5.56826            6.06826           6.56826
       4/25/2008            4.57199            5.07199            5.57199            6.07199           6.57199
       5/25/2008            4.57623            5.07623            5.57623            6.07623           6.57623
       6/25/2008            4.58077            5.08077            5.58077            6.08077           6.58077
       7/25/2008            4.58490            5.08490            5.58490            6.08490           6.58490
       8/25/2008            4.59085            5.09085            5.59085            6.09085           6.59085
       9/25/2008            4.59383            5.09383            5.59383            6.09383           6.59383
      10/25/2008            4.59897            5.09897            5.59897            6.09897           6.59897
      11/25/2008            4.60455            5.10455            5.60455            6.10455           6.60455
      12/25/2008            4.60872            5.10872            5.60872            6.10872           6.60872
       1/25/2009            4.61441            5.11441            5.61441            6.11441           6.61441
       2/25/2009            4.61981            5.11981            5.61981            6.11981           6.61981
       3/25/2009            4.62419            5.12419            5.62419            6.12419           6.62419
       4/25/2009            4.63048            5.13048            5.63048            6.13048           6.63048
       5/25/2009            4.63707            5.13707            5.63707            6.13707           6.63707
       6/25/2009            4.64143            5.14143            5.64143            6.14143           6.64143
       7/25/2009            4.64771            5.14771            5.64771            6.14771           6.64771
       8/25/2009            4.65446            5.15446            5.65446            6.15446           6.65446
       9/25/2009            4.65981            5.15981            5.65981            6.15981           6.65981
      10/25/2009            4.66551            5.16551            5.66551            6.16551           6.66551
      11/25/2009            4.67156            5.17156            5.67156            6.17156           6.67156


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.


      12/25/2009            4.67697            5.17697            5.67697            6.17697           6.67697
       1/25/2010            4.68373            5.18373            5.68373            6.18373           6.68373
       2/25/2010            4.68823            5.18823            5.68823            6.18823           6.68823
       3/25/2010            4.69314            5.19314            5.69314            6.19314           6.69314
       4/25/2010            4.69942            5.19942            5.69942            6.19942           6.69942
       5/25/2010            4.70501            5.20501            5.70501            6.20501           6.70501
       6/25/2010            4.71016            5.21016            5.71016            6.21016           6.71016
       7/25/2010            4.71548            5.21548            5.71548            6.21548           6.71548
       8/25/2010            4.72120            5.22120            5.72120            6.22120           6.72120
       9/25/2010            4.72681            5.22681            5.72681            6.22681           6.72681
      10/25/2010            4.73286            5.23286            5.73286            6.23286           6.73286
      11/25/2010            4.73750            5.23750            5.73750            6.23750           6.73750
      12/25/2010            4.74321            5.24321            5.74321            6.24321           6.74321
       1/25/2011            4.74953            5.24953            5.74953            6.24953           6.74953
       2/25/2011            4.75462            5.25462            5.75462            6.25462           6.75462
       3/25/2011            4.75936            5.25936            5.75936            6.25936           6.75936
       4/25/2011            4.76700            5.26700            5.76700            6.26700           6.76700
       5/25/2011            4.77046            5.27046            5.77046            6.27046           6.77046
       6/25/2011            4.77714            5.27714            5.77714            6.27714           6.77714
       7/25/2011            4.78336            5.28336            5.78336            6.28336           6.78336
       8/25/2011            4.78812            5.28812            5.78812            6.28812           6.78812
       9/25/2011            4.79435            5.29435            5.79435            6.29435           6.79435
      10/25/2011            4.80014            5.30014            5.80014            6.30014           6.80014
      11/25/2011            4.80553            5.30553            5.80553            6.30553           6.80553
      12/25/2011            4.81116            5.31116            5.81116            6.31116           6.81116
       1/25/2012            4.81723            5.31723            5.81723            6.31723           6.81723
       2/25/2012            4.82309            5.32309            5.82309            6.32309           6.82309
       3/25/2012            4.82812            5.32812            5.82812            6.32812           6.82812
       4/25/2012            4.83447            5.33447            5.83447            6.33447           6.83447
       5/25/2012            4.83995            5.33995            5.83995            6.33995           6.83995
       6/25/2012            4.84695            5.34695            5.84695            6.34695           6.84695
       7/25/2012            4.85116            5.35116            5.85116            6.35116           6.85116
       8/25/2012            4.85782            5.35782            5.85782            6.35782           6.85782
       9/25/2012            4.86426            5.36426            5.86426            6.36426           6.86426
      10/25/2012            4.86919            5.36919            5.86919            6.36919           6.86919
      11/25/2012            4.87565            5.37565            5.87565            6.37565           6.87565
      12/25/2012            4.88163            5.38163            5.88163            6.38163           6.88163
       1/25/2013            4.88716            5.38716            5.88716            6.38716           6.88716
       2/25/2013            4.89419            5.39419            5.89419            6.39419           6.89419
       3/25/2013            4.89836            5.39836            5.89836            6.39836           6.89836
       4/25/2013            4.90412            5.40412            5.90412            6.40412           6.90412
       5/25/2013            4.91006            5.41006            5.91006            6.41006           6.91006
       6/25/2013            4.91661            5.41661            5.91661            6.41661           6.91661
       7/25/2013            4.92137            5.42137            5.92137            6.42137           6.92137
       8/25/2013            4.92776            5.42776            5.92776            6.42776           6.92776
       9/25/2013            4.93396            5.43396            5.93396            6.43396           6.93396
      10/25/2013            4.93968            5.43968            5.93968            6.43968           6.93968
      11/25/2013            4.94687            5.44687            5.94687            6.44687           6.94687
      12/25/2013            4.95108            5.45108            5.95108            6.45108           6.95108
       1/25/2014            4.95774            5.45774            5.95774            6.45774           6.95774
       2/25/2014            4.96403            5.46403            5.96403            6.46403           6.96403
       3/25/2014            4.96825            5.46825            5.96825            6.46825           6.96825
       4/25/2014            4.97427            5.47427            5.97427            6.47427           6.97427
       5/25/2014            4.97972            5.47972            5.97972            6.47972           6.97972



       6/25/2014            4.98552            5.48552            5.98552            6.48552           6.98552
       7/25/2014            4.99057            5.49057            5.99057            6.49057           6.99057
       8/25/2014            4.99756            5.49756            5.99756            6.49756           6.99756
       9/25/2014            5.00103            5.50103            6.00103            6.50103           7.00103
      10/25/2014            5.00698            5.50698            6.00698            6.50698           7.00698
      11/25/2014            5.01335            5.51335            6.01335            6.51335           7.01335
      12/25/2014            5.01794            5.51794            6.01794            6.51794           7.01794
       1/25/2015            5.02424            5.52424            6.02424            6.52424           7.02424
       2/25/2015            5.03008            5.53008            6.03008            6.53008           7.03008
       3/25/2015            5.03464            5.53464            6.03464            6.53464           7.03464
       4/25/2015            5.04136            5.54136            6.04136            6.54136           7.04136
       5/25/2015            5.04828            5.54828            6.04828            6.54828           7.04828
       6/25/2015            5.05248            5.55248            6.05248            6.55248           7.05248
       7/25/2015            5.05892            5.55892            6.05892            6.55892           7.05892
       8/25/2015            5.06611            5.56611            6.06611            6.56611           7.06611
       9/25/2015            5.07278            5.57278            6.07278            6.57278           7.07278
      10/25/2015            5.07961            5.57961            6.07961            6.57961           7.07961
      11/25/2015            5.08650            5.58650            6.08650            6.58650           7.08650
      12/25/2015            5.09225            5.59225            6.09225            6.59225           7.09225
       1/25/2016            5.09919            5.59919            6.09919            6.59919           7.09919
       2/25/2016            5.10309            5.60309            6.10309            6.60309           7.10309
       3/25/2016            5.10768            5.60768            6.10768            6.60768           7.10768
       4/25/2016            5.11361            5.61361            6.11361            6.61361           7.11361
       5/25/2016            5.11579            5.61579            6.11579            6.61579           7.11579
       6/25/2016            5.12033            5.62033            6.12033            6.62033           7.12033
       7/25/2016            5.12395            5.62395            6.12395            6.62395           7.12395
       8/25/2016            5.12606            5.62606            6.12606            6.62606           7.12606
       9/25/2016            5.13139            5.63139            6.13139            6.63139           7.13139
      10/25/2016            5.13613            5.63613            6.13613            6.63613           7.13613
      11/25/2016            5.14029            5.64029            6.14029            6.64029           7.14029
      12/25/2016            5.14459            5.64459            6.14459            6.64459           7.14459
       1/25/2017            5.14919            5.64919            6.14919            6.64919           7.14919
       2/25/2017            5.15334            5.65334            6.15334            6.65334           7.15334
       3/25/2017            5.15605            5.65605            6.15605            6.65605           7.15605
       4/25/2017            5.16126            5.66126            6.16126            6.66126           7.16126
       5/25/2017            5.16381            5.66381            6.16381            6.66381           7.16381
       6/25/2017            5.16800            5.66800            6.16800            6.66800           7.16800
       7/25/2017            5.17143            5.67143            6.17143            6.67143           7.17143
       8/25/2017            5.17469            5.67469            6.17469            6.67469           7.17469
       9/25/2017            5.18087            5.68087            6.18087            6.68087           7.18087
      10/25/2017            5.18368            5.68368            6.18368            6.68368           7.18368
      11/25/2017            5.18940            5.68940            6.18940            6.68940           7.18940
      12/25/2017            5.19395            5.69395            6.19395            6.69395           7.19395
       1/25/2018            5.19519            5.69519            6.19519            6.69519           7.19519
       2/25/2018            5.19971            5.69971            6.19971            6.69971           7.19971
       3/25/2018            5.20132            5.70132            6.20132            6.70132           7.20132
       4/25/2018            5.20483            5.70483            6.20483            6.70483           7.20483
       5/25/2018            5.20655            5.70655            6.20655            6.70655           7.20655
       6/25/2018            5.20946            5.70946            6.20946            6.70946           7.20946
       7/25/2018            5.20893            5.70893            6.20893            6.70893           7.20893
       8/25/2018            5.21151            5.71151            6.21151            6.71151           7.21151
       9/25/2018            5.21552            5.71552            6.21552            6.71552           7.21552
      10/25/2018            5.21780            5.71780            6.21780            6.71780           7.21780
      11/25/2018            5.22147            5.72147            6.22147            6.72147           7.22147




      12/25/2018            5.22404            5.72404            6.22404            6.72404           7.22404
       1/25/2019            5.22574            5.72574            6.22574            6.72574           7.22574
       2/25/2019            5.22855            5.72855            6.22855            6.72855           7.22855
       3/25/2019            5.22784            5.72784            6.22784            6.72784           7.22784
       4/25/2019            5.22892            5.72892            6.22892            6.72892           7.22892
       5/25/2019            5.22962            5.72962            6.22962            6.72962           7.22962
       6/25/2019            5.23027            5.73027            6.23027            6.73027           7.23027
       7/25/2019            5.22859            5.72859            6.22859            6.72859           7.22859
       8/25/2019            5.22891            5.72891            6.22891            6.72891           7.22891
       9/25/2019            5.23042            5.73042            6.23042            6.73042           7.23042
      10/25/2019            5.23146            5.73146            6.23146            6.73146           7.23146
      11/25/2019            5.23371            5.73371            6.23371            6.73371           7.23371
      12/25/2019            5.23254            5.73254            6.23254            6.73254           7.23254
       1/25/2020            5.23405            5.73405            6.23405            6.73405           7.23405
       2/25/2020            5.23448            5.73448            6.23448            6.73448           7.23448
       3/25/2020            5.23268            5.73268            6.23268            6.73268           7.23268
       4/25/2020            5.23321            5.73321            6.23321            6.73321           7.23321
       5/25/2020            5.23295            5.73295            6.23295            6.73295           7.23295
       6/25/2020            5.22974            5.72974            6.22974            6.72974           7.22974
       7/25/2020            5.22893            5.72893            6.22893            6.72893           7.22893
       8/25/2020            5.22815            5.72815            6.22815            6.72815           7.22815
       9/25/2020            5.22734            5.72734            6.22734            6.72734           7.22734
      10/25/2020            5.22741            5.72741            6.22741            6.72741           7.22741
      11/25/2020            5.22781            5.72781            6.22781            6.72781           7.22781
      12/25/2020            5.22740            5.72740            6.22740            6.72740           7.22740
       1/25/2021            5.22846            5.72846            6.22846            6.72846           7.22846
       2/25/2021            5.22682            5.72682            6.22682            6.72682           7.22682
       3/25/2021            5.22628            5.72628            6.22628            6.72628           7.22628
       4/25/2021            5.22721            5.72721            6.22721            6.72721           7.22721
       5/25/2021            5.22694            5.72694            6.22694            6.72694           7.22694
       6/25/2021            5.22625            5.72625            6.22625            6.72625           7.22625
       7/25/2021            5.22590            5.72590            6.22590            6.72590           7.22590
       8/25/2021            5.22588            5.72588            6.22588            6.72588           7.22588
       9/25/2021            5.22542            5.72542            6.22542            6.72542           7.22542
      10/25/2021            5.22528            5.72528            6.22528            6.72528           7.22528
      11/25/2021            5.22359            5.72359            6.22359            6.72359           7.22359
      12/25/2021            5.22340            5.72340            6.22340            6.72340           7.22340
       1/25/2022            5.22350            5.72350            6.22350            6.72350           7.22350
       2/25/2022            5.22204            5.72204            6.22204            6.72204           7.22204
       3/25/2022            5.22058            5.72058            6.22058            6.72058           7.22058
       4/25/2022            5.22169            5.72169            6.22169            6.72169           7.22169
       5/25/2022            5.21897            5.71897            6.21897            6.71897           7.21897
       6/25/2022            5.21925            5.71925            6.21925            6.71925           7.21925
       7/25/2022            5.21868            5.71868            6.21868            6.71868           7.21868
       8/25/2022            5.21657            5.71657            6.21657            6.71657           7.21657
       9/25/2022            5.21632            5.71632            6.21632            6.71632           7.21632
      10/25/2022            5.21524            5.71524            6.21524            6.71524           7.21524
      11/25/2022            5.21374            5.71374            6.21374            6.71374           7.21374
      12/25/2022            5.21260            5.71260            6.21260            6.71260           7.21260
       1/25/2023            5.21177            5.71177            6.21177            6.71177           7.21177
       2/25/2023            5.21049            5.71049            6.21049            6.71049           7.21049
       3/25/2023            5.20810            5.70810            6.20810            6.70810           7.20810
       4/25/2023            5.20828            5.70828            6.20828            6.70828           7.20828
       5/25/2023            5.20575            5.70575            6.20575            6.70575           7.20575



       6/25/2023            5.20508            5.70508            6.20508            6.70508           7.20508
       7/25/2023            5.20356            5.70356            6.20356            6.70356           7.20356
       8/25/2023            5.20165            5.70165            6.20165            6.70165           7.20165
       9/25/2023            5.20113            5.70113            6.20113            6.70113           7.20113
      10/25/2023            5.19762            5.69762            6.19762            6.69762           7.19762
      11/25/2023            5.19747            5.69747            6.19747            6.69747           7.19747
      12/25/2023            5.19599            5.69599            6.19599            6.69599           7.19599
       1/25/2024            5.19200            5.69200            6.19200            6.69200           7.19200
       2/25/2024            5.19176            5.69176            6.19176            6.69176           7.19176
       3/25/2024            5.18985            5.68985            6.18985            6.68985           7.18985
       4/25/2024            5.18722            5.68722            6.18722            6.68722           7.18722
       5/25/2024            5.18569            5.68569            6.18569            6.68569           7.18569
       6/25/2024            5.18439            5.68439            6.18439            6.68439           7.18439
       7/25/2024            5.18121            5.68121            6.18121            6.68121           7.18121
       8/25/2024            5.17988            5.67988            6.17988            6.67988           7.17988
       9/25/2024            5.17769            5.67769            6.17769            6.67769           7.17769
      10/25/2024            5.17512            5.67512            6.17512            6.67512           7.17512
      11/25/2024            5.17390            5.67390            6.17390            6.67390           7.17390
      12/25/2024            5.16975            5.66975            6.16975            6.66975           7.16975
       1/25/2025            5.16859            5.66859            6.16859            6.66859           7.16859
       2/25/2025            5.16649            5.66649            6.16649            6.66649           7.16649
       3/25/2025            5.16261            5.66261            6.16261            6.66261           7.16261
       4/25/2025            5.16098            5.66098            6.16098            6.66098           7.16098
       5/25/2025            5.15849            5.65849            6.15849            6.65849           7.15849
       6/25/2025            5.15628            5.65628            6.15628            6.65628           7.15628
       7/25/2025            5.15328            5.65328            6.15328            6.65328           7.15328
       8/25/2025            5.15199            5.65199            6.15199            6.65199           7.15199
       9/25/2025            5.14721            5.64721            6.14721            6.64721           7.14721
      10/25/2025            5.14558            5.64558            6.14558            6.64558           7.14558
      11/25/2025            5.14382            5.64382            6.14382            6.64382           7.14382
      12/25/2025            5.14031            5.64031            6.14031            6.64031           7.14031
       1/25/2026            5.13870            5.63870            6.13870            6.63870           7.13870
       2/25/2026            5.13631            5.63631            6.13631            6.63631           7.13631
       3/25/2026            5.13297            5.63297            6.13297            6.63297           7.13297
       4/25/2026            5.13186            5.63186            6.13186            6.63186           7.13186
       5/25/2026            5.13023            5.63023            6.13023            6.63023           7.13023
       6/25/2026            5.12619            5.62619            6.12619            6.62619           7.12619
       7/25/2026            5.12485            5.62485            6.12485            6.62485           7.12485
       8/25/2026            5.12340            5.62340            6.12340            6.62340           7.12340
       9/25/2026            5.12052            5.62052            6.12052            6.62052           7.12052
      10/25/2026            5.11848            5.61848            6.11848            6.61848           7.11848
      11/25/2026            5.11680            5.61680            6.11680            6.61680           7.11680
      12/25/2026            5.11442            5.61442            6.11442            6.61442           7.11442
       1/25/2027            5.11347            5.61347            6.11347            6.61347           7.11347
       2/25/2027            5.11005            5.61005            6.11005            6.61005           7.11005
       3/25/2027            5.10790            5.60790            6.10790            6.60790           7.10790
       4/25/2027            5.10718            5.60718            6.10718            6.60718           7.10718
       5/25/2027            5.10530            5.60530            6.10530            6.60530           7.10530
       6/25/2027            5.10314            5.60314            6.10314            6.60314           7.10314
       7/25/2027            5.10139            5.60139            6.10139            6.60139           7.10139
       8/25/2027            5.10001            5.60001            6.10001            6.60001           7.10001
       9/25/2027            5.09828            5.59828            6.09828            6.59828           7.09828
      10/25/2027            5.09691            5.59691            6.09691            6.59691           7.09691
      11/25/2027            5.09420            5.59420            6.09420            6.59420           7.09420



      12/25/2027            5.09301            5.59301            6.09301            6.59301           7.09301
       1/25/2028            5.09213            5.59213            6.09213            6.59213           7.09213
       2/25/2028            5.08985            5.58985            6.08985            6.58985           7.08985
       3/25/2028            5.08804            5.58804            6.08804            6.58804           7.08804
       4/25/2028            5.08765            5.58765            6.08765            6.58765           7.08765
       5/25/2028            5.08514            5.58514            6.08514            6.58514           7.08514
       6/25/2028            5.08449            5.58449            6.08449            6.58449           7.08449
       7/25/2028            5.08310            5.58310            6.08310            6.58310           7.08310
       8/25/2028            5.08141            5.58141            6.08141            6.58141           7.08141
       9/25/2028            5.08114            5.58114            6.08114            6.58114           7.08114
      10/25/2028            5.07809            5.57809            6.07809            6.57809           7.07809
      11/25/2028            5.07798            5.57798            6.07798            6.57798           7.07798
      12/25/2028            5.07778            5.57778            6.07778            6.57778           7.07778
       1/25/2029            5.07412            5.57412            6.07412            6.57412           7.07412
       2/25/2029            5.07448            5.57448            6.07448            6.57448           7.07448
       3/25/2029            5.07235            5.57235            6.07235            6.57235           7.07235
       4/25/2029            5.07240            5.57240            6.07240            6.57240           7.07240
       5/25/2029            5.07101            5.57101            6.07101            6.57101           7.07101
       6/25/2029            5.07106            5.57106            6.07106            6.57106           7.07106
       7/25/2029            5.06832            5.56832            6.06832            6.56832           7.06832
       8/25/2029            5.06850            5.56850            6.06850            6.56850           7.06850
       9/25/2029            5.06793            5.56793            6.06793            6.56793           7.06793
      10/25/2029            5.06601            5.56601            6.06601            6.56601           7.06601
      11/25/2029            5.06592            5.56592            6.06592            6.56592           7.06592
      12/25/2029            5.06512            5.56512            6.06512            6.56512           7.06512
       1/25/2030            5.06401            5.56401            6.06401            6.56401           7.06401
       2/25/2030            5.06433            5.56433            6.06433            6.56433           7.06433
       3/25/2030            5.06187            5.56187            6.06187            6.56187           7.06187
       4/25/2030            5.06162            5.56162            6.06162            6.56162           7.06162
       5/25/2030            5.06138            5.56138            6.06138            6.56138           7.06138
       6/25/2030            5.06149            5.56149            6.06149            6.56149           7.06149
       7/25/2030            5.05988            5.55988            6.05988            6.55988           7.05988
       8/25/2030            5.05985            5.55985            6.05985            6.55985           7.05985
       9/25/2030            5.05809            5.55809            6.05809            6.55809           7.05809
      10/25/2030            5.05592            5.55592            6.05592            6.55592           7.05592
      11/25/2030            5.05514            5.55514            6.05514            6.55514           7.05514
      12/25/2030            5.05161            5.55161            6.05161            6.55161           7.05161
       1/25/2031            5.05100            5.55100            6.05100            6.55100           7.05100
       2/25/2031            5.04960            5.54960            6.04960            6.54960           7.04960
       3/25/2031            5.04654            5.54654            6.04654            6.54654           7.04654
       4/25/2031            5.04568            5.54568            6.04568            6.54568           7.04568
       5/25/2031            5.04409            5.54409            6.04409            6.54409           7.04409
       6/25/2031            5.04286            5.54286            6.04286            6.54286           7.04286
       7/25/2031            5.04095            5.54095            6.04095            6.54095           7.04095
       8/25/2031            5.04075            5.54075            6.04075            6.54075           7.04075
       9/25/2031            5.03711            5.53711            6.03711            6.53711           7.03711
      10/25/2031            5.03642            5.53642            6.03642            6.53642           7.03642
      11/25/2031            5.03566            5.53566            6.03566            6.53566           7.03566
      12/25/2031            5.03319            5.53319            6.03319            6.53319           7.03319
       1/25/2032            5.03253            5.53253            6.03253            6.53253           7.03253
       2/25/2032            5.03115            5.53115            6.03115            6.53115           7.03115
       3/25/2032            5.02914            5.52914            6.02914            6.52914           7.02914
       4/25/2032            5.02857            5.52857            6.02857            6.52857           7.02857
       5/25/2032            5.02727            5.52727            6.02727            6.52727           7.02727




       6/25/2032            5.02568            5.52568            6.02568            6.52568           7.02568
       7/25/2032            5.02449            5.52449            6.02449            6.52449           7.02449
       8/25/2032            5.02366            5.52366            6.02366            6.52366           7.02366
       9/25/2032            5.02248            5.52248            6.02248            6.52248           7.02248
      10/25/2032            5.02167            5.52167            6.02167            6.52167           7.02167
      11/25/2032            5.01952            5.51952            6.01952            6.51952           7.01952
      12/25/2032            5.01884            5.51884            6.01884            6.51884           7.01884
       1/25/2033            5.01848            5.51848            6.01848            6.51848           7.01848
       2/25/2033            5.01676            5.51676            6.01676            6.51676           7.01676
       3/25/2033            5.01513            5.51513            6.01513            6.51513           7.01513
       4/25/2033            5.01592            5.51592            6.01592            6.51592           7.01592
       5/25/2033            5.01325            5.51325            6.01325            6.51325           7.01325
       6/25/2033            5.01343            5.51343            6.01343            6.51343           7.01343
       7/25/2033            5.01288            5.51288            6.01288            6.51288           7.01288
       8/25/2033            5.01099            5.51099            6.01099            6.51099           7.01099
       9/25/2033            5.01089            5.51089            6.01089            6.51089           7.01089
      10/25/2033            5.01010            5.51010            6.01010            6.51010           7.01010
      11/25/2033            5.00900            5.50900            6.00900            6.50900           7.00900
      12/25/2033            5.00829            5.50829            6.00829            6.50829           7.00829
       1/25/2034            5.00794            5.50794            6.00794            6.50794           7.00794
       2/25/2034            5.00726            5.50726            6.00726            6.50726           7.00726
       3/25/2034            5.00560            5.50560            6.00560            6.50560           7.00560
       4/25/2034            5.00639            5.50639            6.00639            6.50639           7.00639
       5/25/2034            5.00477            5.50477            6.00477            6.50477           7.00477
       6/25/2034            5.00492            5.50492            6.00492            6.50492           7.00492
       7/25/2034            5.00439            5.50439            6.00439            6.50439           7.00439
       8/25/2034            5.00355            5.50355            6.00355            6.50355           7.00355
       9/25/2034            5.00411            5.50411            6.00411            6.50411           7.00411
      10/25/2034            5.00194            5.50194            6.00194            6.50194           7.00194
      11/25/2034            5.00258            5.50258            6.00258            6.50258           7.00258
      12/25/2034            5.00322            5.50322            6.00322            6.50322           7.00322
       1/25/2035            5.00044            5.50044            6.00044            6.50044           7.00044
       2/25/2035            5.00153            5.50153            6.00153            6.50153           7.00153
       3/25/2035            5.00020            5.50020            6.00020            6.50020           7.00020
       4/25/2035            5.00099            5.50099            6.00099            6.50099           7.00099
       5/25/2035            5.00040            5.50040            6.00040            6.50040           7.00040
       6/25/2035            5.00123            5.50123            6.00123            6.50123           7.00123
       7/25/2035            4.99932            5.49932            5.99932            6.49932           6.99932
       8/25/2035            5.00009            5.50009            6.00009            6.50009           7.00009
       9/25/2035            4.99956            5.49956            5.99956            6.49956           6.99956
     ----------------------------------------------------------------------------------------------------------

RAST-05-A10 - DM Run - 2A1
Assumptions: Run to Maturity, Price at Par
Balance            $298,375,000.00      Delay          0
Coupon             3.9638               Dated          8/25/2005
Settle             8/30/2005            First Payment  9/25/2005

    Libor Forward
                   -----------------------------------------------------------------------------------------------------------
                           6 CPR         10 CPR         15 CPR        20 CPR         25 CPR          30 CPR           35 CPR
            Yield         5.2571         5.1967         5.1223        5.0486         4.9724          4.9292           4.8948
      Disc Margin             46             48             49            50             50              50               50

              WAL           9.98           6.84           4.54          3.18           2.31            1.86             1.55
 Principal Window  Sep05 - Jun35  Sep05 - Jun35  Sep05 - Jun35  Sep05 -Jun35  Sep05 - Aug13   Sep05 - Jan11    Sep05 - Jan10
                   -----------------------------------------------------------------------------------------------------------


    Libor + 50bps
                   -----------------------------------------------------------------------------------------------------------
                           6 CPR         10 CPR         15 CPR        20 CPR         25 CPR          30 CPR           35 CPR
            Yield         5.5628         5.5634         5.5647        5.5566         5.4818          5.4389           5.4045
      Disc Margin             27             34             43            50             50              50               50

              WAL           9.98           6.84           4.54          3.18           2.31            1.86             1.55
 Principal Window  Sep05 - Jun35  Sep05 - Jun35  Sep05 - Jun35  Sep05 -Jun35  Sep05 - Aug13   Sep05 - Jan11    Sep05 - Jan10
                   -----------------------------------------------------------------------------------------------------------


   Libor + 100bps
                   -----------------------------------------------------------------------------------------------------------
                           6 CPR         10 CPR         15 CPR        20 CPR         25 CPR          30 CPR           35 CPR
            Yield         5.7855         5.8606         5.9724        6.0658         5.9923          5.9496           5.9153
      Disc Margin             -1             14             33            50             50              50               50

              WAL           9.98           6.84           4.54          3.18           2.31            1.86             1.55
 Principal Window  Sep05 - Jun35  Sep05 - Jun35  Sep05 - Jun35  Sep05 -Jun35  Sep05 - Aug13   Sep05 - Jan11    Sep05 - Jan10
                   -----------------------------------------------------------------------------------------------------------


   Libor + 150bps
                   -----------------------------------------------------------------------------------------------------------
                           6 CPR         10 CPR         15 CPR        20 CPR         25 CPR          30 CPR           35 CPR
            Yield         6.0108         6.1614         6.3837        6.5760         6.5039          6.4613           6.4272
      Disc Margin            -28             -6             24            50             50              50               50

              WAL           9.98           6.84           4.54          3.18           2.31            1.86             1.55
 Principal Window  Sep05 - Jun35  Sep05 - Jun35  Sep05 - Jun35  Sep05 -Jun35  Sep05 - Aug13   Sep05 - Jan11    Sep05 - Jan10
                   -----------------------------------------------------------------------------------------------------------


   Libor + 200bps
                   -----------------------------------------------------------------------------------------------------------
                           6 CPR         10 CPR         15 CPR        20 CPR         25 CPR          30 CPR           35 CPR
            Yield         6.2398         6.4665         6.7987        7.0874         7.0165          6.9742           6.9401
      Disc Margin            -56            -26             15            50             50              50               50

              WAL           9.98           6.84           4.54          3.18           2.31            1.86             1.55
 Principal Window  Sep05 - Jun35  Sep05 - Jun35  Sep05 - Jun35  Sep05 -Jun35  Sep05 - Aug13   Sep05 - Jan11    Sep05 - Jan10
                   -----------------------------------------------------------------------------------------------------------


    Libor Forward
                   -----------------------------------------------
                          40 CPR          45 CPR           50 CPR
            Yield         4.8630          4.8324           4.8023
      Disc Margin             50              50               50

              WAL           1.31            1.13             0.98
 Principal Window  Sep05 - May09   Sep05 - Oct08    Sep05 - May08
                   -----------------------------------------------


    Libor + 50bps
                   -----------------------------------------------
                          40 CPR          45 CPR           50 CPR
            Yield         5.3728          5.3422           5.3121
      Disc Margin             50              50               50

              WAL           1.31            1.13             0.98
 Principal Window  Sep05 - May09   Sep05 - Oct08    Sep05 - May08
                   -----------------------------------------------


   Libor + 100bps
                   -----------------------------------------------
                          40 CPR          45 CPR           50 CPR
            Yield         5.8836          5.8531           5.8230
      Disc Margin             50              50               50

              WAL           1.31            1.13             0.98
 Principal Window  Sep05 - May09   Sep05 - Oct08    Sep05 - May08
                   -----------------------------------------------


   Libor + 150bps
                   -----------------------------------------------
                          40 CPR          45 CPR           50 CPR
            Yield         6.3955          6.3650           6.3349
      Disc Margin             50              50               50

              WAL           1.31            1.13             0.98
 Principal Window  Sep05 - May09   Sep05 - Oct08    Sep05 - May08
                   -----------------------------------------------


   Libor + 200bps
                   -----------------------------------------------
                          40 CPR          45 CPR           50 CPR
            Yield         6.9085          6.8780           6.8479
      Disc Margin             50              50               50

              WAL           1.31            1.13             0.98
 Principal Window  Sep05 - May09   Sep05 - Oct08    Sep05 - May08
                   -----------------------------------------------



No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

RAST-05-A10 Preliminary - Price/Yield - 2A2


Price                  10 CPR   15 CPR   20 CPR   25 CPR    30 CPR    35 CPR   40 CPR   45 CPR     50 CPR
                        Yield    Yield    Yield    Yield     Yield     Yield    Yield    Yield      Yield
                 1-12  116.034 105.762   94.855   83.112    70.366    56.633   41.811   25.874      8.845
                 1-14  109.152  99.043   88.285   76.658    64.003    50.366   35.649   19.837      2.964
                 1-16  102.951  92.987   82.360   70.828    58.244    44.686   30.057   14.353     -2.381
                 1-18   97.336  87.503   76.990   65.534    53.004    39.510   24.956    9.346     -7.264
                 1-20   92.229  82.513   72.100   60.704    48.214    34.772   20.280    4.752    -11.746

                  WAL    6.84     4.54     3.18     2.31      1.86      1.55     1.31     1.13       0.98
                       1 -
       Payment Window     358  1 - 358  1 - 358   1 - 96    1 - 65    1 - 53   1 - 45   1 - 38     1 - 33
            LIBOR_1MO     3.5      3.5      3.5      3.5       3.5       3.5      3.5      3.5        3.5
  Optional Redemption Call(N)  Call(N)  Call(N)  Call(N)   Call(N)  Call (N)  Call(N)  Call(N)   Call (N)




No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

RAST-05-A10 Preliminary - Price/Yield - 2A2

Price                   10 CPR      15 CPR    20 CPR    25 CPR    30 CPR    35 CPR    40 CPR   45 CPR      50 CPR
                         Yield       Yield     Yield     Yield     Yield     Yield     Yield    Yield       Yield
                1-12    66.325      57.180    47.199    35.899    23.416    10.120    -4.136  -19.294     -35.238
                1-14    62.323      53.262    43.332    31.999    19.480     6.185    -8.048  -23.157     -39.015
                1-16    58.698      49.712    39.824    28.444    15.881     2.582   -11.635  -26.701     -42.482
                1-18    55.399      46.480    36.626    25.187    12.575    -0.734   -14.939  -29.967     -45.678
                1-20    52.384      43.526    33.699    22.191     9.524    -3.798   -17.995  -32.989     -48.635

                 WAL      6.84        4.54      3.18      2.31      1.86      1.55      1.31     1.13        0.98
      Payment Window   1 - 358     1 - 358   1 - 358    1 - 96    1 - 65    1 - 53    1 - 45   1 - 38      1 - 33
           LIBOR_1MO         4           4         4         4         4         4         4        4           4
 Optional Redemption   Call(N)     Call(N)   Call(N)   Call(N)   Call(N)   Call(N)   Call(N)  Call(N)     Call(N)





No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice.
Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

RAST-05-A10 Preliminary - Price/Yield - 2A2


Price                    10 CPR   15 CPR    20 CPR    25 CPR   30 CPR    35 CPR  40 CPR    45 CPR    50 CPR
                          Yield    Yield     Yield     Yield    Yield     Yield   Yield     Yield     Yield
                 1-12    23.207   14.933     5.171    -8.537  -22.396   -36.126  -50.395  -65.107   -80.061
                 1-14    21.472   13.239     3.476   -10.531  -24.515   -38.290  -52.573  -67.269   -82.173
                 1-16    19.892   11.697     1.935   -12.374  -26.480   -40.299  -54.596  -69.276   -84.134
                 1-18    18.446   10.288     0.529   -14.086  -28.310   -42.171  -56.482  -71.147   -85.961
                 1-20    17.118    8.995    -0.759   -15.681  -30.020   -43.921  -58.245  -72.897   -87.669

                  WAL      6.84     4.54      3.18      2.31     1.86      1.55    1.31      1.13      0.98
       Payment Window   1 - 358  1 - 358   1 - 358    1 - 96   1 - 65    1 - 53  1 - 45    1 - 38    1 - 33
            LIBOR_1MO       4.5      4.5       4.5       4.5      4.5       4.5     4.5       4.5       4.5
  Optional Redemption   Call(N)  Call(N)   Call(N)   Call(N)  Call(N)   Call(N) Call(N)   Call(N)   Call(N)



No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

RAST-05-A10 Preliminary - Price/Yield - 2A1


Speed:                15 CPR         15 CPR         15 CPR           15 CPR          15 CPR
LIBOR:                Fwd + 0 bps    Fwd + 50 bps   Fwd + 100 bps    Fwd + 150 bps   Fwd + 200 bps
Price                   Disc Margin    Disc Margin      Disc Margin     Disc Margin       Disc Margin
            100.0000             50             46               37              28                19

                 WAL           4.26           4.26             4.26            4.26              4.26
            Mod Durn           3.54           3.47             3.42            3.36              3.30
    Principal Window        1 - 154        1 - 154          1 - 154         1 - 154           1 - 154

 Optional Redemption        Call(Y)        Call(Y)          Call(Y)         Call(Y)



No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

RAST-05-A10 Preliminary - Price/Yield - 2A2

Price                  10 CPR   15 CPR   20 CPR     25 CPR    30 CPR   35 CPR    40 CPR    45 CPR     50 CPR
                        Yield    Yield    Yield      Yield     Yield    Yield     Yield     Yield      Yield
                 1-12  116.034 105.762   94.855     83.112    70.366   56.633    41.811    25.874      8.845
                 1-14  109.152  99.043   88.285     76.658    64.003   50.366    35.649    19.837      2.964
                 1-16  102.951  92.987   82.360     70.828    58.244   44.686    30.057    14.353     -2.381
                 1-18   97.336  87.503   76.990     65.534    53.004   39.510    24.956     9.346     -7.264
                 1-20   92.229  82.513   72.100     60.704    48.214   34.772    20.280     4.752    -11.746



            LIBOR_1MO      3.5     3.5      3.5        3.5       3.5      3.5       3.5       3.5        3.5
  Optional Redemption  Call(N)  Call(N)  Call(N)   Call(N)  Call (N) Call (N)   Call(N)   Call(N)    Call(N)





No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

RAST-05-A10 Preliminary - Price/Yield - 2A2


Price                     10 CPR   15 CPR    20 CPR    25 CPR    30 CPR   35 CPR  40 CPR    45 CPR     50 CPR
                           Yield    Yield     Yield     Yield     Yield    Yield   Yield     Yield      Yield
                1-12      66.325   57.180    47.199    35.899    23.416   10.120   -4.136  -19.294    -35.238
                1-14      62.323   53.262    43.332    31.999    19.480    6.185   -8.048  -23.157    -39.015
                1-16      58.698   49.712    39.824    28.444    15.881    2.582  -11.635  -26.701    -42.482
                1-18      55.399   46.480    36.626    25.187    12.575   -0.734  -14.939  -29.967    -45.678
                1-20      52.384   43.526    33.699    22.191     9.524   -3.798  -17.995  -32.989    -48.635



           LIBOR_1MO           4        4         4         4         4        4        4        4          4
 Optional Redemption     Call(N)   Call(N)  Call(N)   Call(N)   Call(N)  Call(N)   Call(N)  Cal (N)    Call(N)



No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

RAST-05-A10 Preliminary - Price/Yield - 2A2

Price                   10 CPR   15 CPR    20 CPR     25 CPR    30 CPR     35 CPR    40 CPR    45 CPR   50 CPR
                         Yield    Yield     Yield      Yield     Yield      Yield     Yield     Yield    Yield
                1-12    23.207   14.933     5.171     -8.537   -22.396    -36.126   -50.395   -65.107  -80.061
                1-14    21.472   13.239     3.476    -10.531   -24.515    -38.290   -52.573   -67.269  -82.173
                1-16    19.892   11.697     1.935    -12.374   -26.480    -40.299   -54.596   -69.276  -84.134
                1-18    18.446   10.288     0.529    -14.086   -28.310    -42.171   -56.482   -71.147  -85.961
                1-20    17.118    8.995    -0.759    -15.681   -30.020    -43.921   -58.245   -72.897  -87.669



           LIBOR_1MO       4.5      4.5       4.5        4.5       4.5        4.5       4.5       4.5      4.5
 Optional Redemption   Call(N)  Call(N)   Call(N)    Call(N)  Call (N)    Call(N)   Call(N)   Call(N)   Call(N)

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